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                                                                   EXHIBIT 10.12
                    FIRST AMENDED AND RESTATED REVOLVING NOTE


$6,500,000                                                    September 23, 1998
                                                             Rockville, Maryland

           FOR VALUE RECEIVED, the undersigned (collectively, the Borrowers and individually, a Borrower), jointly and severally, hereby promise to pay to the order of CRESTAR BANK, a Virginia banking corporation (the Lender), at Commercial Loan Services, P.O. Box 26202, Richmond, Virginia 23260-6202, or such other location as the holder hereof may in writing designate, in lawful money of the United States of America, the principal sum of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers under the Loan Agreement described below), in lawful money of the United States of America in immediately available funds, on the Revolving Facility Termination Date, without defense, offset or counterclaim, and to pay interest on the unpaid principal amount of the Revolving Loans, at such office, in like money and funds, for the period commencing on the date of each Revolving Loan until such Revolving Loan shall be paid in full, at the rate per annum and on the dates provided in the Loan Agreement. The Borrowers may borrow, prepay without penalty, and reborrow hereunder in accordance with the provisions of the Loan Agreement.

      The Borrowers hereby further jointly and severally promise to pay interest on the unpaid principal balance hereof, at a rate per annum equal to LIBOR plus the applicable Spread in accordance with the terms of the Loan Agreement. Interest shall be accrued daily on the unpaid principal balance hereof and shall be computed on the basis of a 360-day year for the actual number of days elapsed. Interest shall be payable monthly on the first Business Day of each calendar month beginning on October 1, 1998.

      The Lender is hereby authorized by the Borrowers to maintain records of the amount of each Revolving Loan made by the Lender, the date such Revolving Loan is made, and the amount of each payment or prepayment of principal of such Revolving Loan received by the Lender. The Borrowers agree that the amounts so evidenced in such records, absent manifest error, shall constitute conclusive evidence of the amount owed hereunder.

      This First Amended and Restated Revolving Note (the Revolving Note) is the Revolving Note referred to in the First Amended and Restated Loan Agreement (as further amended, modified or supplemented from time to time, the Loan
Agreement), dated as of September 23, 1998, between the Borrowers and the Lender, and evidences the Revolving Loans made by the Lender thereunder. Undefined capitalized terms used in this Revolving Note shall have the respective meanings assigned to them in the Loan
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Agreement. This Revolving Note amends and restated in it entirety the $5,000,000
Revolving Note, dated May 18, 1998, made by the Borrowers and payable to the Lender.

      Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

      Upon the occurrence of an Event of Default, each Borrower hereby authorizes any attorney designated by the Lender or any Clerk of any court of record to appear for such Borrower in any court of record and to confess judgment without prior hearing against any Borrower in favor of the Lender for and in the amount of the unpaid principal balance hereof, all interest accrued and unpaid thereon, all other amounts payable by the Borrowers to the Lender under the terms of this Revolving Note or any of the other Loan Documents, costs of suit, and attorneys' fees of $7,500 (if judgment be entered without contest). If confession of judgment is contested, attorneys' fees under this paragraph shall be ten percent (10%) of the unpaid principal balance hereof and interest then due hereunder. Each Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrowers may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Revolving Note shall be a sufficient warrant. Notwithstanding any provision of this paragraph, each Borrower retains its rights pursuant to Maryland Rules of Civil Procedure Rule 2-611.

      Each Borrower, and every guarantor and endorser hereof, hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Revolving Note.

      This Revolving Note shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to conflict of laws principles.

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      IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be executed by their duly authorized representatives as of the day and year first above written.


                                      BORROWERS:
                                      ----------

                                      EXECUSTAY CORPORATION,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------

                                      EXECUSTAY CORPORATION OF AMERICA,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      EXECUTIVE AMENITIES, INC.,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]










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                                     EXECUTIVE AMENITIES-WEST, INC.,
                                     a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                     EXECUTIVE FURNITURE CENTRE, INC.,
                                     a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                     BOLAND CORPORATE HOUSING, INC.,
                                     a New York corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                     CORPORATE ACCOMMODATIONS, INC.,
                                     a Connecticut corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------













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